UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2012

UNITED STATES BRENT OIL FUND, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34704	27-0925904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530 Oakland, California 94612
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 522-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.  Other Events

On August 12, 2013, United States Brent Oil Fund, LP (the “Registrant”) issued a press release announcing a two-for-one forward split of the units of the Registrant. The forward unit split will apply to all unitholders of record as of the close of the markets on August 26, 2013, payable after the close of the markets on August 28, 2013. USBO will trade at its post-split price on August 29, 2013. The ticker symbol (“BNO”) and CUSIP number (“91167Q100”) for USBO will not change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated August 12, 2013.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES BRENT OIL FUND, LP

	By:	United States Commodity Funds LLC, its general partner
Date: August 12, 2013	By:	/s/ Howard Mah
Name: Howard Mah
Title: Chief Financial Officer